Exhibit 10.17

SEVENTH AMENDMENT TO LOAN AGREEMENT

(EXTENSION OF DISBURSEMENT PERIOD)

This Seventh Amendment to Loan Agreement (this “Amendment”) is made to be effective as of December 14, 2012, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”), KEYSVILLE ROAD PLANT CITY, LLC, a Florida limited liability company (“KRPC”), COLDING LOOP ROAD WIMAUMA, LLC, a Florida limited liability company (“CLRW”), and TRAPNELL ROAD PLANT CITY, LLC, a Florida limited liability company (“TRPC”) (hereafter referred to collectively as “Borrowers”), and GLADSTONE LAND CORPORATION, a Maryland corporation as successor to Gladstone Land Corporation, a Delaware corporation (the “Guarantor”), with reference to the following recitals of fact:

A. Lender, Borrowers and Guarantor are parties to that certain Loan Agreement executed as of December 30, 2010, as amended by that certain First Amendment to Loan Agreement executed as of February 3, 2011, as further amended by that certain Second Amendment to Loan Agreement executed as of July 5, 2011, as further amended by that certain Third Amendment to Loan Agreement dated December 15, 2011, as further amended by that certain Fourth Amendment to Loan Agreement dated April 3, 2012, as further amended by that certain Fifth Amendment to Loan Agreement dated May 23, 2012, and as further amended by that certain Sixth Amendment to Loan Agreement dated September 5, 2012 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to Borrowers evidenced by that certain Promissory Note dated December 30, 2010 payable to the order of Lender in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note executed as of February 3, 2011, as further amended by that certain Second Amendment to Promissory Note executed as of July 5, 2011, as further amended by that certain Third Amendment to Promissory Note executed as of April 3, 2012, and as further amended by that certain Fourth Amendment to Promissory Note executed as of September 5, 2012 (collectively, the “Note”). The Note is secured by the following (collectively, the “Deeds of Trust”): (i) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW for the benefit of Lender (the “Santa Cruz Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Santa Cruz Property”) and more particularly described therein, (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WGRO for the benefit of Lender (the “Ventura Deed of Trust”), encumbering certain real and personal property in Ventura County, California (the “Ventura Property”) and more particularly described therein, (iii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated July 5, 2011 executed by DLW for the benefit of Lender (the “Dalton Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Dalton Property”) and more particularly described therein, (iv) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filings executed by KRPC for the benefit of Lender (the “Keysville Mortgage”), encumbering certain real and personal property in Hillborough County, Florida (the “Keysville Property”) and more particularly described therein, (v) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated September 5, 2012 executed by CLRW for the benefit of Lender (the “Colding Loop Mortgage”), encumbering certain real and other property situated in Hillsborough County, Florida (the “Colding Loop Property”) as more particularly described therein, (vii) a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated September 5, 2012 executed by TRPC for the benefit of Lender (the “Trapnell Mortgage”), encumbering certain real and other property situated in Hillsborough County, Florida (the “Trapnell Property”) as more particularly described therein, and (viii) cross defaulted with the SARW Loan as defined in the Fifth Amendment to Loan Agreement. Guarantor has guaranteed the payment and performance of the Loan and all of the disbursements thereunder pursuant to that certain Loan Guaranty Agreement dated as of December 30, 2010 (the “Guaranty”).

B. Borrowers have requested an extension of the time period during which Subsequent Disbursements may be made under the Loan, and Lender has so agreed subject to the terms and conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Agreement

C. In addition, Borrowers have advised Lender that a typographical error exists in the signature blocks by which Borrowers have executed the existing documentation evidencing and securing the Loan. Borrowers, Guarantor and Lender desire to take this opportunity to correct the typographical error.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1.	Status of Existing Loan. Borrowers and Guarantor acknowledge for the benefit of Lender that the Note, the Loan Agreement, the Deeds of Trust and any additional documents required by Lender or executed by any Borrower in connection with the Loan, each as amended from time to time (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their respective terms, and that Borrowers have no offset or defense against the indebtedness evidenced by the Note, as amended, or any of the obligations set forth in the Loan Documents.

i)	As of the date hereof, Borrowers have requested and received five (5) Disbursements of the Loan. The total principal amount disbursed to date is $31,635,000.

ii)	The remaining availability for further Disbursements under the Loan is $13,565,000.

iii)	The current interest rate under the Note is 3.50%, which rate shall remain in effect (subject to the effect of the Default Interest Rate as applicable) until the next Interest Adjustment Date or an Additional Disbursement, as provided in the Note.

2.	Definitions.

i)	The definition of “Subsequent Disbursements” in the Loan Agreement is hereby expanded to permit no more than (3) additional Disbursements, to be disbursed between the date hereof and December 14, 2013, and Section (5)c. of the Loan Agreement is hereby modified accordingly.

ii)	Paragraph 5(d)(ii) of Exhibit A to the Loan Agreement is hereby revised by replacing the reference to December 14, 2012 with the following: December 14, 2013. Any Subsequent Disbursements shall remain subject to the conditions set forth in Section (5)c. and d. of Exhibit A to the Loan Agreement.

3.	Unused Commitment Fee. The existing Unused Commitment Fee as specified in the Third Amendment to Loan Agreement shall continue to be paid through and including January 5, 2013. Thereafter, the Unused Commitment Fee shall continue to accrue, with the new accrual period to begin on January 5, 2013, and shall be due and payable, in arrears, on April 5, 2013, July 5, 2013, October 5, 2013 and January 5, 2014. The Unused Commitment Fee shall be in addition to principal and interest and payments or other amounts already required to be paid pursuant to the Note, the Loan Agreement or other loan documents, and shall be in an amount equal to two-tenths of one percent (0.20%) per annum multiplied by the difference of the Loan minus (i) the average daily outstanding principal loan amount due under the Note during the prior quarter. The Unused Commitment Fee shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. No Unused Commitment Fee will be payable for periods after January 5, 2014.

4.	Consent of Guarantor. Guarantor hereby consents to the modification of the Loan under the terms of the Loan Agreement, as amended hereby, and further, consents to the execution by all parties of this Amendment and any other documents or modifications to documents contemplated hereby. Guarantor agrees that Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified.

5.	Reaffirmation of Guaranty. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, and further confirms and agrees that Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan.

6.

Representations and Warranties of Borrowers. Borrowers each hereby restate and reaffirm all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this Amendment and with regard to the Loan and the extension of the period during which Subsequent Disbursements may be requested. In particular, all of the representations and warranties set forth in Section 3 of the Loan Agreement, as applied to all entities comprising Borrowers and all of the Property, remain true, accurate and complete, and Section 8 of the Loan Agreement shall be determined based on all of the entities comprising Borrowers. Borrowers hereby represent and warrant that each of the conditions precedent to the advance of any Additional Disbursement have been satisfied, as of the date hereof.

7.	Release of Lender. As part of the consideration for this Agreement, the Borrowers and the Guarantor hereby each acknowledge that they have no claims against the Lender in connection with the Loan or the disbursement thereof and release the Lender from, and covenant not to bring any suit against the Lender for, any such claim based on any facts existing prior to the date of this Agreement.

8.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

9.	Reaffirmation. Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Borrowers and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Note, the Loan Agreement, as amended by this Amendment, and the other Loan Documents as originally set forth therein.

10.	Ratification. Borrowers and Guarantor have certified the capacities of each entity executing the existing Loan Documents and all previous amendments. Borrowers and Guarantor have advised Lender that such certifications contained a typographical error in the name of the General Partner of Gladstone Land Limited Partnership. Borrower and Guarantor shall provide Lender with corrected certifications as to the existence, authority and composition of each of the entities comprising Borrowers as part of the consideration for this Agreement and as a condition hereto. Borrowers and Guarantor hereby each ratify, confirm and approve the Note, the Loan Agreement, all of the other Loan Documents and all prior amendments thereto in all respects. Borrowers and Guarantor agree to take all actions as may now or hereafter be reasonably requested by Lender in order to confirm and evidence such ratification, including without limitation executing additional documentation confirming the ratification and providing endorsements to each of the title insurance policies insuring the Deeds of Trust, within 60 days following the date hereof and at Borrowers’ cost, confirming the continued validity of such policies and the first priority lien of each of the Deeds of Trust. Borrowers’ failure to provide such assurances shall constitute an Event of Default under each of the Loan Documents following written notice by Lender and the expiration of the cure period provided in subsection (e) of each of the Default sections of the Deeds of Trust (10 business days as reasonably extended but not to exceed 90 days).

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IN WITNESS WHEREOF each of the parties has executed and delivered this Agreement as of the date first set forth above.

“Borrowers”

WEST BEACH STREET WATSONVILLE,
LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

WEST GONZALES ROAD OXNARD,
LLC, a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

DALTON LANE WATSONVILLE, LLC,
a California limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

KEYSVILLE ROAD PLANT CITY, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

COLDING LOOP ROAD WIMAUMA, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

TRAPNELL ROAD PLANT CITY, LLC,
a Florida limited liability company

By:	Gladstone Land Limited Partnership,
a Delaware limited partnership,
its Manager

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company,
its General Partner

By:	Gladstone Land Corporation,
a Maryland corporation,
its Manager

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

[Signatures continue on following page.]

“Guarantor”

GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
David Gladstone,
Its Chief Executive Officer

“Lender”

METROPOLITAN LIFE INSURANCE
COMPANY, a New York corporation

By /s/ Leon A. Moreno
Printed Name: Leon A.Moreno
Title: Director